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                                                                    EXHIBIT 10.7

FIRST AMENDMENT TO CONSULTING AGREEMENT

      This First Amendment to Consulting Agreement is made this 19th day of November, 1997 by and among PROFESSIONAL BANCORP, INC. ("PBI"), FIRST PROFESSIONAL BANK, NATIONAL ASSOCIATION ("Bank") and NETWORK
HEALTH FINANCIAL SERVICES, INC. ("NHFS").

      RECITALS

      WHEREAS, PBI, Bank and NHFS entered into a Consulting Agreement effective as of August 12, 1997 (the "Consulting Agreement"); and

      WHEREAS, the parties now desire to revise the Consulting Agreement by deleting the services of Al Hester and Lyla Oyakawa and increasing the monthly fee for the services of Melinda McIntyre.

      NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, the parties hereby agree as follows:

      1. The second and third paragraphs of Section 3 of the Consulting Agreement are amended and restated to read as follows, effective as of March 11, 1997:

             "'Actual costs' incurred shall include all reasonable out-of-pocket expenses incurred by NHFS, and the hourly rates set forth below for NHFS personnel:

    NHFS Employee   Hourly Rate
    -------------   -----------

Linda Flintzer        $80
Jenete Maslonka       $50
Melinda Kirksey       $25

             With respect to the services of Melinda McIntyre and Patti Derry, NHFS will charge a flat monthly fee of: (a) Twenty-Five Thousand Dollars ($25,000) for Melinda McIntyre, which sum is based on an allocation of approximately fifty percent (50%) of her working time to Bancorp and Bank; and
(b) Nine Thousand Dollars ($9,000) for Patti Derry, which sum is based on an allocation of approximately seventy percent (70%) of her working time to Bancorp and Bank. No percentage markup of these flat monthly fees for Melinda McIntyre and Patti Derry will be charged. Costs for all other NHFS personnel not specifically set forth herein shall be billed at reasonable rates as mutually agreed to by the parties."

      2. In all other respects, the Consulting Agreement is hereby ratified and affirmed as originally written.

      IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first written above.


NETWORK HEALTH FINANCIAL                       FIRST
PROFESSIONAL BANK,
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SERVICES, INC.                                 NATIONAL
ASSOCIATION


By:_________________________________
By:_________________________________
      Melinda A. McIntyre, President                  Julie P.
Thompson, Chairman



PROFESSIONAL BANCORP, INC.



By:_________________________________

Julie P. Thompson, Chairman